Exhibit 10.1(b)

                              ACQUIROR SHARES PROXY

                                IRREVOCABLE PROXY

The undersigned hereby irrevocably (to the fullest extent permitted by law) appoints Michael Cutrer, President and Chief Executive Officer and Alan Edrick, Vice President and Chief Financial Officer, respectively, of National American Scientific, Inc., a Delaware corporation ("Acquiror"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Acquiror that are owned of record by the undersigned as of the date of any meeting of stockholders of Acquiror called (and at every adjournment or postponement thereof), and as of the date that any proposed action or approval by written consent of the stockholders of Acquiror solicited, for the purpose of the election of directors of Acquiror (collectively, the "Acquiror Shares") in accordance with the terms of this Irrevocable Proxy. As used herein, the "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of October 26, 2003, among Acquiror, AM Capital I, Inc., a Delaware corporation and wholly-owned subsidiary of Acquiror ("Merger Sub"), and NOMOS Corporation, a Delaware corporation ("Company"), which provides for the merger (the "Merger") of Company with and into Merger Sub and the other transactions contemplated by the Merger Agreement. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies provided by the undersigned with respect to any Acquiror Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Acquiror Shares until after the Expiration Date (as such term is hereinafter defined).

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to the Voting Agreement of even date herewith between Acquiror and the undersigned (the "Voting Agreement") and is granted in consideration of Acquiror entering into the Merger Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article IX thereof or (ii) the second anniversary of the date on which the consummation of the Merger (pursuant to the terms of the Merger Agreement) occurs.

The attorneys and proxies named herein are, and each of them hereby is, authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Acquiror Shares, and to exercise all voting consent and similar rights of the undersigned with respect to the Acquiror Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Acquiror and in every proposed written consent in lieu of any such meeting in favor of the election of the individuals nominated by a majority of the Acquiror Board Designees (as such term is defined herein) (or the successors thereto) to the board of directors of Acquiror (the "Acquiror Board") so long as (i) the undersigned or an individual nominated by the undersigned, provided that the undersigned has timely presented such individual to the Acquiror Board

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Designees (the "Chairman Nominee"), is among the individuals nominated by a majority of the Acquiror Board Designees (unless a majority of the Acquiror Board Designees has reasonably determined that each of the first three individuals nominated by the undersigned to be the Chairman Nominee for such election are not qualified or suitable to be a director of the Acquiror) and
(ii) John Manzetti or an individual nominated by the undersigned, provided that the undersigned has timely presented such individual to the Acquiror Board Designees (the "Manzetti Nominee"), is among the individuals nominated by a majority of the Acquiror Board Designees (unless a majority of the Acquiror Board Designees has reasonably determined that each of the first three individuals nominated by the undersigned to be the Manzetti Nominee for such election are not qualified or suitable to be a director of the Acquiror). As used herein, the "Acquiror Board Designees" shall mean the seven members of the Acquiror Board (or their successors) after the Effective Time (as such term is defined herein) that were also members of the Acquiror Board immediately prior to the Effective Time. As used herein, the "Effective Time" shall mean the effective time of the Merger which is the time of filing of the Certificate of Merger for the Merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware or at such later time which the parties to the Merger Agreement shall have agreed upon and designated in the Certificate of Merger for the Merger as the effective time of the Merger.

The attorneys and proxies named herein may not exercise this Irrevocable Proxy on any other matter except as provided herein. The undersigned may vote the Acquiror Shares on all other matters so long as such vote is not inconsistent with any matters specifically covered by this Irrevocable Proxy.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

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This Irrevocable Proxy is irrevocable (to the fullest extent permitted by law).
This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: October 26, 2003


                                        JOHN A. FRIEDE


                                        /s/ John A. Friede
                                        ----------------------------------------
                                        Signature

                                        [IRREVOCABLE PROXY]